UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2009

SLM Student Loan Trust 2004-10
_________________________________________________________________
(Exact name of issuer as specified in its charter)

Delaware	333-104887/ 333-104887-09	61-1466416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o The Bank of New York Mellon Trust Company, National Association 10161 Centurion Parkway Jacksonville Florida 32256
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703 984-6419

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On October 26, 2009, the SLM Student Loan Trust 2004-10 Class A-4 Notes were successfully remarketed.  The terms of the remarketing are attached as an exhibit to this current report.

Item 9.01       Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Shell Company Transactions:

Not Applicable.

(d)	Exhibits:

99.1   Table showing SLM Student Loan Trust 2004-10 Remarketing Terms Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2004-10
By: SALLIE MAE, INC., in its capacity as Administrator of the Trust

Dated: October 26, 2009	By: /s/ Mark .D. Rein
Name: Mark D. Rein
Title: Vice President

SLM STUDENT LOAN TRUST 2004-10

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit Number

99.1	Table showing SLM Student Loan Trust 2004-10 Remarketing Terms Summary